10.33. Third Amendment and Consent to the Amended and Restated Revolving Credit Agreement by and between Guess ?, Inc. And BankBoston, N.A., F/K/A The First National Bank of Boston, Sanwa Bank California and the Financial Institutions Party Hereto.
-------------------------------------------------------------------------------

                             THIRD AMENDMENT AND CONSENT

                                          TO

                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                    BY AND BETWEEN

                                    GUESS ?, INC.

                                         AND

                                   BANKBOSTON, N.A.
                       F/K/A THE FIRST NATIONAL BANK OF BOSTON,

                                SANWA BANK CALIFORNIA

                                         AND

                       THE FINANCIAL INSTITUTIONS PARTY HERETO


                              Dated as of March 29, 1998

                             THIRD AMENDMENT AND CONSENT
                                          TO
                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Third Amendment and Consent to Amended and Restated Revolving Credit Agreement (this "Agreement") is entered into as of March 29, 1998, by and between GUESS ?, INC., a Delaware corporation having its chief executive office at 1444 S. Alameda Street, Los Angeles, California, 90021 (the "Company") and BankBoston, N.A. formerly THE FIRST NATIONAL BANK OF BOSTON, a bank with its head offices at 100 Federal Street, Boston, Massachusetts, 02110 (the "Agent"), SANWA BANK CALIFORNIA, a bank with its head offices at 601 South Figueroa Street, Los Angeles, California 90017 (the "Co-Agent"), and THE FINANCIAL INSTITUTIONS PARTIES HERETO (the "Lenders").

                                      RECITALS

I. The parties hereto have previously entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 28, 1997 as amended by the First Amendment and Waiver to the Amended and Restated Revolving Credit Agreement dated as of April 30, 1997 and the Second Amendment and Consent to the Amended and Restated Revolving Credit Agreement dated as of January 30, 1998 (collectively the "Credit Agreement");

A. As a condition of the Waiver Agreement dated as of March 6, 1998 (the "Waiver Agreement"), the Company agreed to enter into this Third Amendment to the Amended and Restated Revolving Credit Agreement (the "Third Amendment") ;

A. By this Third Amendment, The Industrial Bank of Japan, Limited, Los Angeles Agency is removed as a Lender and the Lenders and the Lender's Percentage has been revised as provided on revised Schedule J to the Third Amendment; and

A. The Company, the Agent and the Lenders have agreed to modify the Credit Agreement as provided below.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Amendment and Waiver and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the above Recitals and as follows:

1. Definitions. All defined terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

1. Amendments to the Credit Agreement. From and after the date hereof the Credit Agreement is hereby amended as follows:

a. The Credit Agreement is amended by the deletion of the definition of the Eurodollar Spread and the addition of the following definition of "Applicable Margin" to read as follows:

          Applicable Margin. Shall equal the following percentage margins as to each of the interest rates or percentages as to Letters of Credit for each and every quarter in which the Company falls within the following range of ratios for the fiscal quarter then most recently ended, as certified by the chief financial officer of the Company to the Agent pursuant to Section 5.1(c), of both Indebtedness for Money Borrowed less the Fair Market Value (as hereinafter defined) of the Senior Subordinated Notes held by the Company or any of its Wholly Owned Subsidiaries (to the extent such Senior Subordinated Notes are included in the calculation of Indebtedness for Money Borrowed; but only so long as the Fair Market Value of such Senior Subordinated Notes so held is not less than 80% of the principal amount of such Senior Subordinated Notes), as of the fiscal quarter then ended to Consolidated Cash Flow ("Leverage") for the prior four fiscal quarters and Consolidated EBITDA less Capital Expenditures to Consolidated Total Interest Expense ("Coverage") for the prior four fiscal quarters:


Level        Leverage     Coverage     Adjusted         Base          Standby                Documentary
                                       Eurodolla        Rate +        Letters of             Letter of
                                       r Rate +                       Credit Fee per         Credit Fee
                                                                      Annum
-----------------------------------------------------------------------------------------------------------
1           greater       greater      1.75%            -0-           1.75%                  .875%
            than          than or
            4.00 to       equal to
            1             2.75 to 1
-----------------------------------------------------------------------------------------------------------
2           greater       greater      1.50%            -0-            1.50%                 .750%
            than          than or
            3.00 to       equal to
            1, but        3.00 to 1
            less
            than or
            equal to
            4.00 to
            1
-----------------------------------------------------------------------------------------------------------
3           greater       greater      1.25%           (.50%)         1.25%                 .625%
            than          than or
            2.25 to       equal to
            1, but        3.50 to 1
            less
            than or
            equal to
            3.00 to
            1
-----------------------------------------------------------------------------------------------------------
4           greater       greater      1.00%           (.50%)         1.00%                 .50%
            than          than or
            1.75 to       equal to
            1, but        4.00 to 1
            less
            than or
            equal to
            2.25 to
            1
-----------------------------------------------------------------------------------------------------------
5           less          greater       .75%           (.50%)          .75%                 .50%
            than or       than or
            equal to      equal to
            1.75 to       4.50 to 1
            1

provided, that (i) for the fiscal year ending December 31, 1998, regardless of the actual Leverage and Coverage, the Applicable Margin shall not be reduced below Level 3, set forth above, (ii) any change in pricing shall be effective on and after receipt by the Agent of the financial statement showing such ratio, (iii) if financial statements are not received as provided in Section 5.1, the Applicable Margin shall be at Level 1 until such compliance statement is received. The term "Fair Market Value" as used herein with respect to the Senior Subordinated Notes shall mean the price for such notes quoted by PaineWebber, Inc. on the date of such calculation of the Applicable Margin.

a. The Credit Agreement is amended by deleting the definition of "Commitment Amount" and substituting the following definition to read as follows:

          Commitment Amount . $86,875,000 or any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Section 2.5 or Section 7.2 .

a. The Credit Agreement is amended by deleting the definition "Letter of Credit Sublimit" and substituting the following definition to read as follows:

          Letter of Credit Sublimit. The sum of the outstanding amount of all Letters of Credit, which shall not exceed $25,000,000 at any time.

a. Section 2.1(a) of the Credit Agreement is deleted in its entirety and amended to read as follows:


                  (a) Subject to the terms and conditions hereof, the Lenders will make Revolving Loans to the Company, from time to time until the close of business on the Revolving Credit Termination Date, in such sums as the Company may request, provided that the aggregate principal amount of all Loans plus the outstanding amount of all Letters of Credit at any one time outstanding hereunder shall not exceed the Commitment Amount; that the aggregate Revolving Loans may not exceed $20,000,000 for a period of 30 consecutive days during each 12 month period commencing April 1, 1998 . The Company may borrow, prepay pursuant to Section 2.12 and reborrow, from the date of this Agreement until the Revolving Credit Termination Date, the full amount of the Commitment Amount, (other than a 30 day period in each 12 months as provided in the prior sentence) or any lesser sum that is at least $100,000 and an integral multiple of $100,000. Any Revolving Loan not repaid by the Revolving Credit Termination Date shall be due and payable on the Revolving Credit Termination Date.

a. Section 2.1(c) of the Credit Agreement is deleted in its entirety and amended to read as follows:

          (c) The proceeds of the Revolving Loans shall be used by the Company exclusively for working capital purposes, except that, up to $75,000,000 (reduced as provided in Section 5.13) of the Commitment Amount may be used, in the aggregate, to repurchase some or all of the Senior Subordinated Notes and fund the Stock Repurchase Program, provided that the Company shall demonstrate that it will comply with provisions of Sections 5.13 and 6.8 (xiv) of this Agreement and the Company may not repurchase any additional Senior Subordinated Notes or fund the Stock Repurchase Program prior to October 1, 1998 and shall only make such purchases or do such funding thereafter with the consent of the Majority Lenders.

a. Section 2.4 of the Credit Agreement is deleted in its entirety and amended to read as follows:

          2.4 Commitment Fee. The Company shall pay to the Agent for the benefit of the Lenders during the Revolving Credit Period a commitment fee (the "Commitment Fee") computed at the rate of 0.25% per annum on the average daily amount of the unborrowed portion of the Commitment Amount less the average daily amount of the outstanding amount of all Letters of Credit during each quarter or portion thereof. Commitment fees shall be payable quarterly in arrears, on the last Business Day of each of March, June, September and December of each year and on the last day of the Revolving Credit Period.

a. Sections 2.8 (a) and 2.8 (b) of the Credit Agreement are deleted in their entirety and amended to read as follows:

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Margin, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the last day of each month, and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

          (b) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Adjusted Eurodollar Rate plus the Applicable Margin. Such interest shall be payable for such Interest Period on the last day thereof and when such Eurodollar Loan is due (whether at maturity, by reason of acceleration or otherwise) and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

a. Section 2.16 and 2.17 of the Credit Agreement are deleted in their entirety and amended to read as follows:

     2.16 Letters of Credit.

                  (a) General. Subject to the terms and conditions set forth herein in addition to the Loans provided for in Section 2.1, as long as any Event of Default or Default has not occurred and is not continuing, the Company may request the issuance of Letters of Credit for its own account by the Agent, in a form reasonably acceptable to the Agent, at any time and from time to time during the Revolving Credit Period. Letters of Credit issued hereunder shall constitute utilization of the Commitment. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to, or entered into by the Company with, the Agent relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Agent) to the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.16), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. As required by the Agent, the Company also shall submit a letter of credit application on the Agent's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate Letter of Credit exposure of the Agent, including unpaid drawings under Letters of Credit (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (d) of this Section 2.16) shall not exceed the Letter of Credit Sublimit, and (ii) the total of all outstanding Loans and Letters of Credit exposure of the Agent shall not exceed the total Commitment..

                  (c) Expiration Date. Each Letter of Credit shall expire (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (i) the date 365 days after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 365 days after such renewal or extension) PROVIDED that any such Letter of Credit may provide for automatic extensions thereof to a date not later than 365 days beyond its current expiration date, and (ii) the date that is fifteen Business Days prior to the Revolving Credit Termination Date. No Letter of Credit may be extended beyond the date that is fifteen Business Days prior to the Revolving Credit Termination Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Agent, and without any further action on the part of the Agent, the Agent hereby grants to each Lender, and each Lender hereby acquires from the Agent, a participation in such Letter of Credit equal to such Lender's Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent such Lender's Percentage of each disbursement made by the Agent under such Letter of Credit and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section 2.16, or of any reimbursement payment required to be refunded to the Company for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitment, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Agent shall make any disbursement in respect of a Letter of Credit, the Company shall reimburse the Agent in respect of such disbursement by paying to the Agent an amount equal to such disbursement not later than 1:30 p.m., Boston, Massachusetts time, on (i) the Business Day that the Company receives notice of such disbursement, if such notice is received prior to 12:00 noon, Boston, Massachusetts time, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time, PROVIDED that the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1 that such payment be financed with a Revolving Loan in an equivalent amount and, to the extent so financed, the Company's obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Base Rate Borrowing.

                  (f) Failure to Pay. If the Company fails to make payment when due under any Letter of Credit, the Agent shall notify each Lender of the applicable disbursement under the Letter of Credit, the payment then due from the Company in respect thereof and such Lender's Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its Percentage of the payment then due from the Company, in the same manner as with respect to Revolving Loans made by such Lender. Promptly following receipt by the Administrative Agent of any payment from the Company, the Agent shall distribute such payment, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse the Agent, as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Agent for any disbursement under a Letter of Credit shall not constitute a Revolving Loan and shall not relieve the Company of its obligation to reimburse such disbursement.

          a.      (g)  Obligations Absolute.    The Company's obligation to
          reimburse LC Disbursements as provided in paragraph (e) of this
          Section 2.16 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (A) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (B) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (C) payment by the Agent under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit and (D) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.16, constitute a legal or equitable discharge of the Company's obligations hereunder.

                  (h) Neither the Agent nor the Lenders shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Agent or any payment or failure to make any payment thereunder, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Agent; PROVIDED that the foregoing shall not be construed to excuse the Agent from liability to the Company to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by the Agent's gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

                  (i) Interim Interest. All amounts drawn under Letters of Credit are Obligations hereunder and if not paid when due by the Company shall bear interest at the rate provided in Section 2.14 for overdue payments.

                  2.17 Letter of Credit Fees . The Company shall pay to the Agent (in each case, a "Letter of Credit Fee") (a) for the accounts of the Lenders in accordance with their respective Lender's Percentage, a commission on the average daily face amount of each outstanding Letter of Credit (i) with respect to each documentary Letter of Credit, at the Applicable Margin per annum for documentary letters of credit and (ii) with respect to each standby Letter of Credit, at the Applicable Margin per annum for standby letters of credit, payable in either such case quarterly in arrears on the last Business Day of each quarter for the immediately preceding quarter in which any Letters of Credit shall have been or remain outstanding, and on the Revolving Credit Termination Date, and (b) for the Agent's own account, such customary commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Company and the Agent shall agree.

a. Section 5.8 of the Credit Agreement is deleted in its entirety and amended to read as follows:

          5.8 Leverage Ratio. The Company shall maintain at the end of each fiscal quarter, as provided below, a ratio of Indebtedness for Money Borrowed at the end of such fiscal quarter to Consolidated Cash Flow less dividends permitted hereunder all calculated for the four fiscal quarters then ended in amount no greater than the ratio provided below as follows:


Fiscal Quarter Ending             Ratio
------------------------------------------------------------------
March 31, 1998                    less than or equal to 4.40 to 1
------------------------------------------------------------------
June 30, 1998                     less than or equal to 4.20 to 1
------------------------------------------------------------------
September 30, 1998                less than or equal to 3.25 to 1
------------------------------------------------------------------
December 31, 1998                 less than or equal to 2.75 to 1
------------------------------------------------------------------
March 31, 1999 and each           less than or equal to 2.75
fiscal quarter                    to 1
thereafter
------------------------------------------------------------------


a. Section 5.9 of the Credit Agreement is deleted in its entirety and amended to read as follows:

          5.9 Total Interest Coverage. The Company shall maintain, at the end of each fiscal quarter, as provided below, for the four fiscal quarters then ended, a ratio of Consolidated EBITDA less Capital Expenditures for the period to Consolidated Total Interest Expense for the period as follows:


Fiscal Quarter Ending               Ratio
---------------------------------------------------------------
March 31, 1998                      greater than or equal to
                                    2.35 to 1
---------------------------------------------------------------
June 30, 1998                       greater than or equal to
                                    2.40 to 1
---------------------------------------------------------------
September 30, 1998                  greater than or equal to
                                    2.75 to 1
---------------------------------------------------------------
December 31, 1998 and               greater than or equal to
each quarter thereafter             3.00 to 1

---------------------------------------------------------------


a. Section 5.10 of the Credit Agreement is deleted in its entirety and amended to read as follows:

          5.10 Total Fixed Charge Coverage. The Company shall maintain, at the end of each fiscal quarter, as provided below, for the four fiscal quarters then ended, a ratio of Consolidated Cash Flow plus payments on Operating Leases for the period to Consolidated Total Debt Service plus payments on Operating Leases for the period as follows:


Fiscal Quarter Ending                Ratio
------------------------------------------------------------------
March 31, 1998                       greater than or equal to
                                     1.35 to 1
------------------------------------------------------------------
June 30, 1998                        greater than or equal to
                                     1.35 to 1
------------------------------------------------------------------
September 30, 1998                   greater than or equal to
                                     1.60 to 1
------------------------------------------------------------------
December 31, 1998                    greater than or equal to
                                     1.65 to 1
------------------------------------------------------------------
March 31, 1999 and each              greater than or equal to
fiscal quarter                       2.00 to 1
thereafter
------------------------------------------------------------------


a. Section 5.11 of the Credit Agreement, Profitability, is deleted in its entirety and amended to read as follows:

     5.11 Profitability . The Company shall have Consolidated Net Income at the end of each fiscal quarter of a least $1.00.

a. Section 5.13 of the Credit Agreement, Use of Proceeds, is deleted in its entirety and amended to read as follows:

           5.13 Use of Proceeds. The Company will use the proceeds of the Revolving Loans for the ongoing working capital needs of the Company and the Guarantors. Notwithstanding the foregoing, the Company may use up to $75,000,000 , in the aggregate of the Commitment Amount, reduced by all purchases of Senior Subordinated Notes prior to the date of this Agreement as set forth on Exhibit C and further reduced by all purchases of Senior Subordinated Notes and common stock under the Stock Repurchase Program made on and after the date hereof, to repurchase a portion of the Senior Subordinated Notes or any of the Company's common stock under the Stock Repurchase Program, provided,
          (i) that the Company shall satisfy on a pro forma basis, all of the covenants made herein for the next four (4) fiscal quarters from the date thereof, (ii) that the Company's repurchase of the Senior Subordinated Notes and common stock under the Stock Repurchase Program in any fiscal quarter shall be limited to the amount of the Company's positive net income based on the average of net income for the preceding four fiscal quarters, as previously reported to the Agent and using the current quarter as the fourth quarter for purposes of the calculation and (iii) that such repurchase complies with the provisions of Section 6.8 (xiv) hereof. Notwithstanding the forgoing, the Company shall not repurchase any additional Senior Subordinated Note or common stock under the Stock Repurchase Program prior to October 1, 1998 and shall only make such repurchases after October 1, 1998 with the prior consent of the Majority Lenders.

a.     Section 5.16 is added to the Credit Agreement to read as follows:

     5.16 Capital Expenditures. The Company shall not make Capital Expenditures (i) in the fiscal year ending December 31, 1998 which exceed $20,000,000 and (ii) in the fiscal year ending December 31, 1999 which exceed $30,000,000.

a.     Section 6.1 (i) of the Credit Agreement is deleted in its entirety.
b. Exhibit F is amended in its entirety as provided in Exhibit F to this Third Amendment.
c. Exhibit J is amended in its entirety as provided in Exhibit J to this Third Amendment.

1. Consent and Waiver. Subject to the terms of this Agreement and the Consent Agreement, the Lenders hereby reaffirm the waiver contained in the Waiver Agreement.

1.     Conditions to Third Amendment.

a. The agreements of the Agent and the Lenders as set forth in this Third Amendment are subject to the fulfillment of the following conditions:

(1) Receipt by Agent of a copy of this Third Amendment and Consent Agreement executed by the Company, Retail, Licensing and the Majority Lenders;

(1) Receipt by each of the Lenders of a one time amendment fee equal to 10 basis points of each such Lender's Commitment.

(1)    Evidence of Termination of the Guess Letter of Credit;

(a) Receipt by the Agent of (i) the opinion of counsel to the Company in form reasonably satisfactory to the counsel to the Agent; (ii) a certificate signed by the Secretary or Assistant Secretary of the Company certifying, among other
things:   that appended is a Certified Articles of Incorporation of the Company,
that the By-laws of the Company has not been amended since the certificate
delivered on December 31, 1997,   that the appended resolutions of the
Company's Boards of Directors authorizing the execution, delivery and performance of the Third Amendment to the Credit Agreement are in full force and effect, and affirmation as to the names, incumbency and signatures of the officers of the Company, Retail and Licensing executing the Third Amendment to Credit Agreement and the other Loan Documents executed pursuant thereto;

(1)    Current certificates of foreign qualification for the Company.

(1) Such other documents, instruments and agreements as Agent may reasonably request in connection herewith or in order to effectuate the matters described herein.

1. Credit Agreement Remains in Full Force an Effect. Except for the amendments set forth in Section 2 hereof, no other amendment to the Credit Agreement is being made or implied by this Third Amendment and all provisions of the Credit Agreement shall remain in full force and effect, except as specifically amended by this Third Amendment.

1.     Representations and Warranties; No Default or Event of Default.

a. The Company hereby confirms that the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties relate to a prior date) and that no Default or Event of Default has occurred and is continuing on the date hereof which was not waived under the Waiver Agreement.

a. The Guarantors, which have consented to this Third Amendment, hereby confirm that each of them is a Subsidiary for all purposes under the Credit Agreement and that all of the representations and warranties contained in
Section 4 of the Credit Agreement are true and correct as of the date hereof as to each of the Guarantors.

1. Governing Law. This Waiver shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

1. Fees and Expenses. The Company shall pay the Lenders' reasonable attorneys' fees and out-of-pocket expenses including, without limitation, other normal and customary charges for photocopying, facsimile transmission, overnight delivery, postage, long distance telephone calls and similar charges actually incurred in connection with this Third Amendment as of and through the date hereof.

1. Counterparts. This Third Amendment and Waiver may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to account for more than one counterpart hereof signed by each of the parties hereto. Except to the extent specifically amended or supplemented hereby, all of the items, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Third Amendment, is confirmed as being in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                                      GUESS ?, INC.


                                                            By:
                                                            Print Name:

                                                            Title:

                            BANKBOSTON, N.A. FORMERLY THE FIRST NATIONAL BANK OF
                                                    BOSTON (AS AGENT AND LENDER)
                                                            By:
                                                            Print Name:

                                                            Title:

                                                                      SANWA BANK
                                             CALIFORNIA (AS CO-AGENT AND LENDER)
                                                            By:
                                                            Print Name:

                                                            Title:


                    CREDIT LYONNAIS LOS ANGELES
                    BRANCH (AS LENDER)
                                                            By:
                                                            Print Name:

                                                            Title:

                                                            SUMITOMO
BANK OF CALIFORNIA                                          (AS LENDER)
                                                            By:
                                                            Print Name:

                                                            Title:

Acknowledged and Consented to:

GUESS ? RETAIL, INC.


By:___________________
Print Name:_________________

Title:_____________________


GUESS? LICENSING, INC.

By:
Print Name:
Title:____________________

                                                                       EXHIBIT F
                                   GUESS ?, INC.


                         REPORT OF CHIEF FINANCIAL OFFICER


        GUESS ?, INC. (the "Company") HEREBY CERTIFIES that:

     This Report is furnished pursuant to Section 5.1(c) of the Amended and Restated Revolving Credit Agreement dated as of March 28, 1997, as amended from time to time, by and between the Company and BankBoston, N.A. formerly known as The First National Bank of Boston (the "Bank of Boston"), as Agent, Sanwa Bank California, as Co-Agent, and the other Lenders party thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in the Agreement.

     As required by Section 5.1(a) and (b) of the Agreement, consolidated financial statements of the Company and its Subsidiaries for the
[year/month/quarter] ended           , 19   (the "Financial Statements")
prepared in accordance with GAAP consistently applied accompany this Report. The Financial Statements present fairly the consolidated financial position of the Company and its Subsidiaries as at the date thereof and the consolidated results of operations of the Company and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments).

     The figures set forth in Schedule A for determining compliance by the Company with the financial covenants contained in the Agreement are true and complete as of the date hereof.

     The activities of the Company and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officer, and as of the date of this Report, no Default has occurred and is continuing.(1)

     WITNESS my hand this             day of          , 19  .

                         GUESS ?, INC.

                         By:

                         Title:

(1) If a Default has occurred, this paragraph is to be modified with an appropriate statement as to the nature thereof, the period of existence period of existence thereof and what action the Company has taken, is taking, is taking, or proposes to take with respect thereto.

                                    SCHEDULE A
                                        to
                                     EXHIBIT F

                                 FINANCIAL COVENANTS


Current Ratio (Section 5.7)

REQUIRED for fiscal quarter ending
         :
                                                                          :1.00
ACTUAL for fiscal quarter ending
         :

     (i)  Consolidated Current Assets                                     $

     (ii)  Consolidated Current Liabilities

     (iii)  Current portion of Indebtedness for Money Borrowed            $

     (iv)  Line (ii) less line (iii)                                      $

     (v)  Line (i) divided by line (iv)                                   :1.00


Leverage Ratio (Section 5.8)

MAXIMUM for fiscal quarter ending
        :                                                                 :1.00

ACTUAL for fiscal quarter ending
        :

     (i)  Indebtedness for Money Borrowed                                 $

     (ii) Consolidated Cash Flow                                          $

     (iii)  Excess Dividends                                              $

     (iv)  Line (ii) less line (iii)                                      $

     (vi)  Line (i) divided by line (iv)                                  :1.00



Total Interest Coverage (Section 5.9)

REQUIRED for fiscal quarter ending
        :                                                                 :1.00
ACTUAL for fiscal quarter ending                                          $
        :
     (i)  Consolidated EBITDA

     (ii)  Capital Expenditures                                           $

     (iii)  Line (i) less Line (ii)                                       $

     (iv)  Consolidated Total Interest Expense                            $

     (v)  Line (iii) divided by line (iv)                                 :1.00


Total Fixed Charge Coverage (Section 5.10)

REQUIRED for fiscal quarter ending
        :                                                                 :1.00
ACTUAL for fiscal quarter ending
        :
     (i)  Consolidated Cash Flow                                          $

     (ii)  Payments on Operating Leases                                   $

     (iii)  Sum Total of Line (i) plus Line (ii)                          $

     (iv)  Consolidated Total Debt Service                                $

     (v)  Payments on Operating Leases

     (vi)  Sum Total of Line (iv) plus Line (v)

     (vii)  Line (iii) divided by Line (iv)                               :1.00


Profitability (Section 5.11)

REQUIRED at the end of each fiscal quarter:                               $ 1.00

ACTUAL for fiscal quarter ending
        :
    Consolidated net income                                               $


Inventory Turnover (Section 5.12)

MINIMUM:                                                   2.25 Turns

ACTUAL:

      (i)  Total cost of sales for the                                    $
Company for the four fiscal quarters ended

     (ii)  Book Value of inventory at end                                 $
of current fiscal quarter

     (iii)  Book value of inventory                                       $
at beginning of measurement period

     (iv)  Line (ii) plus line (iii)                                      $

     (v)  Line (iv) divided by 2

     (vi)  Line (i) divided by line (v)                    ____ Turns

CAPITAL EXPENDITURES (SECTION 5.16)

MAXIMUM for fiscal year ending
       :
ACTUAL through the fiscal quarter ending
       :


      WITNESS my hand this ______ day of ____________, 19__.

                         GUESS ?, INC.

                         By:

                         Title:

                                                                       EXHIBIT J
                              LENDER'S PERCENTAGES


Lender                                           Maximum
                                                 Total               Lender's
                                                 Commitment          Percentages

BankBoston, N.A.                                 $30,000,000            34.5324%
100 Federal Street
Mail Stop 01-09-05
Boston, Massachusetts 02110
Attention: Nancy Fuller, Director
Telecopier: (617)434-6685

Sanwa Bank California                            $26,875,000            30.9353%
Sanwa Bank Plaza
601 South Figueroa Street
10th Floor
Los Angeles, California 90017
Attention: Nicole Garnier, Vice President
Telecopier: (213)896-7090

Credit Lyonnais                                  $20,000,000            23.0216%
Los Angeles Branch
515 South Flower Street
Suite 2200
Los Angeles, CA 90071
Attention: Dianne Scott, Vice President
Telecopier: (213) 623-3437

Sumitomo Bank of California                      $10,000,000            11.5108%
611 West 6th Street
Suite 3900
Los Angeles, California 90017
Attention: Matthew R. Van Steenhuyse, Vice President
Telecopier: (213) 622-1385


                                                                          1